UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2005

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS

Weingarten Realty Investors is filing this Form 8-K to update our historical financial statements included in our Annual Report on Form 10-K filed on March 16, 2005, as amended, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2005 through June 30, 2005 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” This Current Report on Form 8-K updates the information in Items 1, 6, 7 and 8 of our Form 10-K for the year ended December 31, 2004 to reflect those properties as discontinued operations for comparison purposes.

The information contained in this Current Report on Form 8-K is presented as of December 31, 2004, and other than as indicated above, has not been updated to reflect developments subsequent to that date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005
WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Vice President/Controller
(Principal Accounting Officer)

INDEX TO EXHIBITS

23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data.